BARON

FUNDS®

Baron Asset Fund

Baron Growth Fund

Baron Small Cap Fund

Baron Opportunity Fund

Baron Fifth Avenue Growth Fund

Baron Discovery Fund

Supplement dated August 26, 2015

to Statement of Additional Information dated January 28, 2015

Effective August 27, 2015, Baron Opportunity Fund (the “Fund”) will be temporarily co-managed by Alex Umansky, portfolio manager of Baron Fifth Avenue Growth Fund and Baron Global Advantage Fund, and Neal Rosenberg and Ashim Mehra, senior research analysts on the Fund, while Michael Lippert, the Fund’s portfolio manager, recovers from a bicycle accident.

This information supplements the Statement of Additional Information dated January 28, 2015. This Supplement and the Statement of Additional Information constitute a current statement of additional information. To request another copy of the Prospectus and Statement of Additional Information, please call 1-800-992-2766 or visit our website at www.BaronFunds.com.